UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): January 18, 2005
                                                 (January 14, 2005)


                                Friedman's Inc.
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-22356                 58-20583
 (State or Other Jurisdiction        (Commission File        (IRS Employer
      of Incorporation)                 Number)             Identification No.)


                            171 Crossroads Parkway
                            Savannah, Georgia 31422
                   (Address of Principal Executive Offices)


                                (912) 233-9333
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03     Bankruptcy or Receivership.

On January 14, 2005, Friedman's Inc. ("Friedman's" or the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Georgia, located in Savannah (the "Bankruptcy Court") (Case No. 05-40129) (the "Chapter 11 Case"). The Debtors remain in possession of their assets and properties and continue to operate their business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On January 15, 2005, the Company issued a press release which announced the Chapter 11 Case. The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 9.01.    Financial Statements and Exhibits.

         (c)  Exhibits.

         The following exhibits are filed as part of this report:

Exhibit
Number               Description
--------             -----------

Exhibit 99.1         Press release dated January 15, 2005

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FRIEDMAN'S INC.


Date: January 18, 2005                         By: /s/ C. Steven Moore
                                                   ----------------------------
                                                   C. Steven Moore
                                                   Chief Administrative Officer
                                                     and General Counsel

                                EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 99.1          Press release dated January 15, 2005